Exhibit 10.1

Execution Version

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of April 22, 2019 (the “Third Amendment Effective Date”), is by and among WPX ENERGY, INC., a Delaware corporation (the “Borrower”), each of the guarantors signatory hereto (the “Guarantors”; and together with the Borrower, the “Loan Parties”), the lenders party hereto (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), the Swingline Lender and each of the Issuing Banks party hereto.

Recitals

WHEREAS, the Borrower, the Lenders, and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated as of March 18, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders enter into this Third Amendment to, among other things, amend certain terms in the Credit Agreement as set forth herein and to be effective as of the Third Amendment Effective Date; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
Definitions

Each capitalized term used in this Third Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement, as amended hereby (the “Amended Credit Agreement”). Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Article III hereof, as of the Third Amendment Effective Date, the Credit Agreement is amended as follows:

Section 2.01          Additional Definitions. Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Aggregate Elected Commitment Borrowing Base Percentage” means, as of any date of determination, the fraction expressed as a percentage (a) the numerator of which is the difference between the Borrowing Base then in effect and the Aggregate Elected Commitments then in effect, and (b) the denominator of which is the Borrowing Base then in effect.

“Annual Scheduled Redetermination” has the meaning set forth in Section 2.10(c).

“Annual Scheduled Redetermination Conditions” has the meaning set forth in Section 2.10(c).

“Annual Scheduled Redetermination Election Notice” has the meaning set forth in Section 2.10(c).

“Applicable Borrowing Base Disposition Threshold Percentage” means, for any period since the most recent determination of the Borrowing Base (and/or Development Borrowing Base), the greater of (a) 5% or (b) if the Borrower delivers an Annual Scheduled Redetermination Election Notice in accordance with Section 2.10(c) during such period, then from the date of delivery of the Annual Scheduled Redetermination Election Notice until the effective date of the next April 1 Scheduled Redetermination, the lesser of (i) 10% and (ii) the amount (expressed as a percentage) that the Aggregate Elected Commitment Borrowing Base Percentage as of the date of delivery of the Annual Scheduled Redetermination Election Notice exceeds 20%.

“ICE” has the meaning set forth in the definition of “LIBO Rate”.

“Replacement Rate” has the meaning set forth in Section 2.15(b).

“Semi-Annual Scheduled Redetermination” has the meaning set forth in Section 2.10(c).

“Third Amendment Effective Date” means April 22, 2019.

Section 2.02          Restated Definitions. The following definitions contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the LIBO Rate for a one month Interest Period that begins on such day (and if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the LIBO Rate for any day shall be based on the rate as published by ICE, or a comparable or successor quoting service approved by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market, at approximately 11:00 a.m., London time, on such day (or the immediately preceding Business Day if such day is not a Business Day), as the rate for dollar deposits with a one month maturity. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.15(a) hereof, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“LIBO Rate” means, subject to the implementation of the Replacement Rate in accordance with Section 2.15(b), with respect to any Eurodollar Borrowing for any Interest Period, the rate as published by the ICE Benchmark Administration, a United Kingdom company (“ICE”), or a comparable or successor quoting service approved by the Administrative Agent for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market, at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in Dollars (for delivery on the first day of such Interest Period) with a term comparable to such Interest Period. In the event that such rate is not so published, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which dollar deposits of an amount comparable to such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent (or any Affiliate of the Administrative Agent) in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. Notwithstanding the above, (x) to the extent that “LIBO Rate” is used in connection with an ABR Borrowing, such rate shall be determined as modified by the definition of Alternate Base Rate, (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 2.15(b), in the event that a Replacement Rate with respect to the LIBO Rate is implemented then all references herein to the LIBO Rate shall be deemed references to such Replacement Rate and (z) if the LIBO Rate or any Replacement Rate shall be less than zero at any time, such rate shall be deemed to be zero for the purposes of this Agreement.

“Reserve Report” means a report prepared by the Borrower setting forth, as of each June 30 (if applicable) and December 31 of the applicable year or such other date in the event of an Interim Redetermination, the Proved Reserves attributable to the Oil and Gas Properties of the Loan Parties located within the geographic boundaries of the United States of America (or the Outer Continental Shelf adjacent to the United States of America), together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with the Administrative Agent’s lending requirements at the time. For the avoidance of doubt, any internal reserve report prepared by the Borrower and delivered to the Administrative and the Lenders pursuant to Section 5.01(e)(iv) shall not constitute a “Reserve Report” for any purpose under this Agreement or any other Loan Document.

“Scheduled Redetermination” means a Semi-Annual Scheduled Redetermination or an Annual Scheduled Redetermination, as the context shall require.

Section 2.03          Amendments to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended by adding new Sections 1.05 and 1.06 immediately after Section 1.04 therein to read in full as follows:

Section 1.05          Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “LIBO Rate” except as otherwise expressly provided herein.

Section 1.06          Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

Section 2.04          Amendments to Section 2.10 of the Credit Agreement.

(a)                                 Section 2.10(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(c)                                  During the Collateral Trigger Period, the Borrowing Base (and, if applicable, the Development Borrowing Base and/or Basin BB Amounts) shall be redetermined semi-annually (a “Semi-Annual Scheduled Redetermination”) or, if the Annual Scheduled Redetermination Conditions have been satisfied and the Borrower so elects as provided herein, annually (an “Annual Scheduled Redetermination”), in each case in accordance with this Section 2.10, and subject to Section 2.10(e), such redetermined Borrowing Base (and, if applicable, Development Borrowing Base and/or Basin BB Amounts) shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders on April 1st and, in the case of a Semi-Annual Scheduled

Redetermination, October 1st of each year (or, in each case, such date promptly thereafter as reasonably practicable), commencing on October 1, 2016. Effective as of the Third Amendment Effective Date, so long as (i) the Consolidated Net Leverage Ratio is less than or equal to 3.00 to 1.00 for the Rolling Period ending on June 30th immediately prior to any proposed October 1 Scheduled Redetermination as set forth in the compliance certificate delivered for such period pursuant to Section 5.01(c) and (ii) the Aggregate Elected Commitment Borrowing Base Percentage is greater than or equal to 25% as of the date such Annual Scheduled Redetermination Election Notice is delivered (the foregoing clauses (i) and (ii), the “Annual Scheduled Redetermination Conditions”), then the Borrower may elect to (but shall not be obligated to) forego the October 1 Scheduled Redetermination in any such year (and to be only subject to an Annual Scheduled Redetermination for such year) by providing an irrevocable written notice thereof (such notice, an “Annual Scheduled Redetermination Election Notice”) to the Administrative Agent (x) no earlier than on the date the financial statements and compliance certificate for the Rolling Period ending June 30th of such year are required to be delivered pursuant to Section 5.01(b) and 5.01(c), respectively and (y) no later than September 1st of such year. In addition, the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Supermajority Lenders, by notifying the Borrower thereof, one time between Scheduled Redeterminations each elect to cause the Borrowing Base (and, if applicable, the Development Borrowing Base and/or Basin BB Amounts) to be redetermined between such redeterminations (an “Interim Redetermination”) in accordance with this Section 2.10. For the avoidance of doubt, the initial determination of the Borrowing Base (and, if applicable, the Basin BB Amounts) after a Collateral Trigger Date and/or the initial determination of the Development Borrowing Base after a Collateral Trigger Date shall not constitute an Interim Redetermination, but any request to redetermine the Borrowing Base, the Basin BB Amounts and/or the Development Borrowing Base (except pursuant to Section 2.10(b)(i)) shall constitute an Interim Redetermination.

(b)                                 Section 2.10(e)(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(i)                                     in the case of any Scheduled Redetermination, (A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 5.01(e)(i) and (f) in a timely and complete manner, then, in the case of an Annual Scheduled Redetermination, on April 1st and, in the case of Semi-Annual Scheduled Redeterminations, April 1st and October 1st, as applicable (or, in each case, such date promptly thereafter as reasonably practicable) following such New Borrowing Base Notice, or (B) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 5.01(e)(i) and (f) in a timely and complete manner, then on the Business Day next succeeding delivery of such New Borrowing Base Notice;

(c)                                  Section 2.10(f) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(f)                                   In addition to the other redeterminations of and adjustments to the Borrowing Base (and Development Borrowing Base and/or and Basin BB Amounts) provided for herein, if at any time the Borrowing Base Value of (i) Oil and Gas Properties (and/or Oil and Gas Properties attributable to the Development Borrowing Base) sold or disposed of (whether through a direct sale or disposition or through the sale or disposition of Equity Interests in a Subsidiary that owns such Oil and Gas Properties, and including pursuant to a production payment) or (ii) Hedge Liquidations (and/or Hedge Liquidations in connection with Hedging Agreements associated with Oil and Gas Properties attributable to the Development Borrowing Base), in any period since the most recent determination of the Borrowing Base (and/or Development Borrowing Base) exceeds the Applicable Borrowing Base Disposition Threshold Percentage of the Borrowing Base then in effect (and/or the Applicable Borrowing Base Disposition Threshold Percentage of the Development Borrowing Base then in effect), then the Borrowing Base (and/or, if applicable, the Development Borrowing Base and/or the applicable Basin BB Amount(s)) shall be simultaneously reduced by an amount equal to the Borrowing Base Value of (A) such Oil and Gas Properties sold or disposed of or (B) such Hedge Liquidations, respectively, and the Borrowing Base (and/or, if applicable, Development Borrowing Base and/or applicable Basin BB Amount(s)) as so reduced shall become the new Borrowing Base (and/or, if applicable, Development Borrowing Base and/or applicable Basin BB Amount(s)) immediately upon the date of such sale, disposition or Hedge Liquidation, effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders until the next redetermination or other adjustment of the Borrowing Base (and/or, if applicable, Development Borrowing Base and/or and Basin BB Amounts) pursuant to this Agreement.

Section 2.05          Amendment to Section 2.15 of the Credit Agreement. Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 2.15          Alternate Rate of Interest.

(a)                                 Unless and until a Replacement Rate is implemented in accordance with clause (b) below, if prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i)                                     the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate (including, without limitation, because the LIBO Rate for such Interest Period is not available or published on a current basis) for such Interest Period; or

(ii)                                  the Administrative Agent is advised by the Required Lenders that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Revolving Borrowing shall be ineffective, and (B) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Revolving Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

(b)               Notwithstanding anything to the contrary in Section 2.15(a) above, if the Administrative Agent has made the determination (such determination to be conclusive absent manifest error) that (i) the circumstances described in Section 2.15(a)(i) have arisen and that such circumstances are unlikely to be temporary, (ii) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in the United States syndicated loan market in the applicable currency or (iii) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having, or purporting to have, jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in the United States syndicated loan market in the applicable currency, then the Administrative Agent may, to the extent practicable (in consultation with the Borrower and as determined by the Administrative Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace such applicable interest rate for all purposes under the Loan Documents unless and until (A) an event described in Section 2.15(a)(i), (a)(ii), (b)(i), (b)(ii) or (b)(iii) occurs with respect to the Replacement Rate or (B) the Administrative Agent (or the Required Lenders through the Administrative Agent) notifies the Borrower that the Replacement Rate does not adequately and fairly reflect the cost to the Lenders of funding the Loans bearing interest at the Replacement Rate. In connection with the establishment and application of the Replacement Rate, this Agreement and the other Loan Documents shall be amended solely with the consent of the Administrative Agent and the Borrower, as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.15(b). Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 9.03), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the delivery of such amendment to the Lenders, written notices from such Lenders that in the aggregate constitute Required Lenders, with each such notice stating that such Lender objects to such amendment (which such notice shall note with specificity the particular provisions of the amendment to which such Lender objects). To the extent the Replacement Rate is approved by the Administrative Agent in connection with this clause (b), the Replacement Rate shall be applied in a manner consistent with market practice.

Section 2.06          Amendments to Section 5.01 of the Credit Agreement.

(a)                                 Clause (i) of Section 5.01(e) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(i)                                     (A) on or before March 1st of each year and (B) during a Collateral Trigger Period, unless the Borrower elects not to have an October 1 Scheduled Redetermination in accordance with Section 2.10(c), on or before September 1st of each year, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the Oil and Gas Properties of the Loan Parties as of the immediately preceding December 31st and June 30th, respectively. The Reserve Report as of December 31 of each year shall be prepared by or under the supervision of an Internal Petroleum Engineer and shall be accompanied by an audit letter issued by the applicable Approved Petroleum Engineers, and the June 30th Reserve Report of each year shall be prepared by or under the supervision of an Internal Petroleum Engineer and shall be prepared in accordance with the procedures used in the immediately preceding December 31st Reserve Report,

(b)                                 Section 5.01(e) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (ii) therein, (ii) replacing the semi-colon at the end of clause (iii) therein with “, and”, and (iii) adding a new clause (iv) immediately after clause (iii) therein, which new clause (iv) shall read in its entirety as follows:

(iv)            if the Borrower elects not to have an October 1 Scheduled Redetermination in accordance with Section 2.10(c), then on or before September 30th of each relevant year, the Borrower shall, upon request of the Administrative Agent, furnish to the Administrative Agent and the Lenders the most recently prepared internal reserve report evaluating the Oil and Gas Properties of the Loan Parties. Such reserve report shall be in the form determined acceptable by the Borrower’s management for its internal use, and shall not be required to qualify as a “Reserve Report” or be prepared in accordance with the procedures used in the preparation of Reserve Reports or otherwise be in form or substance acceptable to the Administrative Agent or any Lender;

(c)                                  Section 5.01(g) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(g)                                  prior to (i) selling, transferring, assigning or otherwise disposing of any Oil and Gas Properties of any Loan Parties (including through a production payment) or all of the Equity Interests in any Subsidiary owning Oil and Gas Properties, whether in a series of transactions or in a single transaction, or (ii) effectuating any Hedge Liquidation, whether in a series of transactions or in a single transaction, in the case of clauses (i) and (ii), during a Collateral Trigger Period and since the most recent determination of the Borrowing Base, that will yield aggregate proceeds in excess of the dollar amount equal to the Applicable Borrowing Base Disposition Threshold Percentage of the Borrowing Base then in effect (or, if on or after the Initial Designation Effective Date and involving Development Mortgaged Properties or Equity Interests in any Subsidiary owning Development Mortgaged Properties or Hedging Agreements associated with Oil and Gas Properties attributable to the Development Borrowing Base, the Applicable Borrowing Base Disposition Threshold Percentage of the Development Borrowing Base then in effect), determined as of the time of such disposition or, in the case of a series of dispositions, on the date of the most recent such disposition, prior written notice of such disposition, the anticipated price thereof and the anticipated date of closing; and

Section 2.07          Amendment to Section 6.03 of the Credit Agreement. Section 6.03 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 6.03         Fundamental Changes. The Borrower will not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (including by way of division) (in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired), or liquidate or dissolve, except that (x) if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, any Person may merge into the Borrower in a transaction in which the Borrower is the surviving corporation and (y) the Borrower may sell, transfer, lease or otherwise dispose of (including by way of division) (in one transaction or in a series of transactions) all or substantially all of its assets to a Subsidiary or other Person created as a result of a division so long as such Subsidiary or other Person created as a result of a division becomes a Guarantor hereunder or otherwise assumes the obligations of the Borrower.

Section 2.08          Amendment to Section 9.03 of the Credit Agreement. Section 9.03(b) of the Credit Agreement is hereby amended by replacing the word “None” at the beginning thereof with the phrase “Subject to Section 2.15(b), none”.

ARTICLE III

Conditions Precedent

The amendments set forth in Article II of this Third Amendment shall become effective when all of the following conditions precedent shall have been satisfied (or waived in accordance with Section 9.03 of the Credit Agreement):

Section 3.01          Counterparts. The Administrative Agent shall have received from the Borrower, each of the Guarantors and the Required Lenders counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.

Section 3.02          Fees. The Administrative Agent shall have received from the Borrower in immediately available funds (a) all fees and amounts due and payable on or prior to the Third Amendment Effective Date and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

Section 3.03          Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

ARTICLE IV

Ratification; Representations and Warranties

Section 4.01          Ratification and Affirmation. Each Loan Party does hereby adopt, ratify and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. Each Loan Party hereby (a) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its guaranty obligations and the Liens granted by it under the Collateral Documents to which it is a party and (b) confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Amended Credit Agreement without impairing any such obligations or Liens in any respect.

Section 4.02          Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender that:

(a)                                 As of the date hereof, after giving effect to the terms of this Third Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date).

(b)                                 As of the date hereof, after giving effect to this Third Amendment, no Default has occurred and is continuing.

(c)                                  The execution, delivery and performance by it of this Third Amendment and any other Loan Documents executed in connection herewith are within such Loan Party’s corporate powers and have been duly authorized by all corporate action. This Third Amendment has been duly executed and delivered by the Loan Parties and constitutes a legal, valid and binding obligation of each of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d)     No material authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by any Loan Party of this Third Amendment and any other Loan Document to which it is a party, or the consummation of the transactions contemplated hereby or thereby. The execution, delivery and performance by each Loan Party of this Third Amendment and any other Loan Documents to which it is shown as being a party (to the extent not released in accordance with its terms and/or the terms of the Credit Agreement) and the consummation of the transaction contemplated thereby do not contravene (i) such Loan Party’s organizational documents or (ii) any law or any restriction under any material agreement binding on or affecting such Loan Party and will not result in or require the creation or imposition of any Lien prohibited by the Amended Credit Agreement.

ARTICLE V

Miscellaneous

Section 5.01          Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect. Each of the Loan Parties hereby agrees that its liabilities under the Credit Agreement and the other Loan Documents, in each case as amended hereby, to which it is a party, shall remain enforceable against such Loan Party in accordance with the terms thereof and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Third Amendment, and each Loan Party hereby confirms and ratifies its liabilities under the Loan Documents (as so amended) to which it is a party in all respects. Except as expressly set forth herein, this Third Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Third Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Third Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and modified by this Third Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Third Amendment.

Section 5.02          GOVERNING LAW. THIS THIRD AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 5.03          Descriptive Headings, Etc. The descriptive headings of the sections of this Third Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this Third Amendment are hereby incorporated into this Third Amendment in their entirety.

Section 5.04          Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment, the other Loan Documents and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent with respect thereto, in accordance with Section 9.04 of the Credit Agreement. The agreement set forth in this Section 6.04 shall survive the termination of this Third Amendment and the Credit Agreement.

Section 5.05          Entire Agreement. This Third Amendment, the Credit Agreement and the other documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This Third Amendment is a Loan Document executed under the Credit Agreement.

Section 5.06          Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this Third Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

Section 5.07          Successors. The execution and delivery of this Third Amendment by any Lender shall be binding upon each of its successors and assigns.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the date first written above.

WPX ENERGY, INC., as Borrower and Guarantor

By:	/s/ J. Kevin Vann
Name:	J. Kevin Vann
Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

WPX ENERGY PERMIAN, LLC
WPX ENERGY HOLDINGS, LLC
WPX ENERGY KEYSTONE, LLC
WPX ENERGY MARKETING, LLC
WPX ENERGY MID-CONTINENT COMPANY
WPX ENERGY PRODUCTION, LLC
WPX ENERGY WILLISTON, LLC,
as Guarantors

By:	/s/ J. Kevin Vann
Name:	J. Kevin Vann
Title:	Exceutive Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

WPX ENERGY GULF COAST, LP,
as Guarantor

By:	WPX Energy Production, LLC,
its general partner

	By:	/s/ J. Kevin Vann
	Name:	J. Kevin Vann
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, an Issuing Bank, Swingline Lender and a Lender

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

JPMORGAN CHASE BANK, N.A.,
as an Issuing Bank and a Lender

By:	/s/ Darren Vanek
Name:	Darren Vanek
Title:	Executive Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

CITIBANK, N.A.,
as an Issuing Bank and a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

MUFG BANK, LTD. (f.k.a. The Bank of Tokyo-Mitsubishi UFJ, Ltd.),
as a Lender

By:	/s/ Traci Bankston
Name:	Traci Bankston
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

COMPASS BANK,
as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as an Issuing Bank and a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Bruce E. Hernandez
Name:	Bruce E. Hernandez
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Emerson Almeida
Name:	Emerson Almeida
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

BOKF, N.A. DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ J. Nick Cooper
Name:	J. Nick Cooper
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Scott Myatt
Name:	Scott Myatt
Title:	Executive Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Lyle Levy Jr.
Name:	Lyle Levy Jr.
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

ING CAPITAL LLC,
as a Lender

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Engel
Name:	John Engel
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.

SUNTRUST BANK,
as a Lender

By:	/s/ Nina Johnson
Name:	Nina Johnson
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WPX ENERGY, INC.